                                                                   EXHIBIT 10.26


                      AMENDMENT NO. 1 OF RESEARCH AGREEMENT

         The Agreement amendments stated herein are made by and between Antigenics, L.L.C., hereinafter referred to as Sponsor and the University of Connecticut Health Center, hereinafter referred to as UCHC.

         The purpose of this document is to amend the Research Agreement entered into by and between Sponsor and UCHC on February 18, 1998. All terms and conditions agreed to in the Research Agreement shall remain in full force and effect except for those amended by this document.

ARTICLE 3- ADDITION OF 1 SUPPLEMENT YEAR

3. The investigation covered by this Agreement shall commence on February 12, 1998 and shall extend for a period of 70.5 months, expiring on December 31, 2003.

ARTICLE 5- ADDENDUM TO ARTICLE 5

5.0A Sponsor agrees to pay UCHC the sum of $1,200,000.00 for the project extension year covered by this Amendment No. 1, in accordance with agreed budget (see Attachment 1), payments to be made as follows:

         $300,000          Payable no later than February 15, 2003
         $300,000          Payable by no later than May 15, 2003
         $300,000          Payable by no later than August 15, 2003
         $300,000          Payable by no later than November 15, 2003

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The Parties hereto have caused this Amendment No. 1 to be executed by duly authorized representatives effective as of the latter date indicated below.

ANTIGENICS, L.L.C.- "SPONSOR"

   /s/ Russell Herndon                       4/19/02
----------------------------                 ---------------
                                             (Date)
Name:  Russell Herndon
Title: President, COO

UNIVERSITY OF CONNECTICUT HEALTH CENTER- UCHC

   /s/ Leonard P. Paplauskas                 4/12/02
----------------------------                 ---------------
                                             (Date)

Name:  Leonard P. Paplauskas

Title: Assoc. Vice President for Research Administration
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                                  ATTACHMENT 1

                                Antigenics Budget

                                   $1,200,000


Sub Code                   Description                        Amount
--------                   -----------                        ------
1000                       Salaries & Wages                  355,000

4000                       Fringe                            128,000

2000                       Purchases Services                184,381
2162                       Travel                             35,000

3000                       Supplies/Minor Equipment          250,000
                                                           ----------

          Total Direct Costs                                 952,381

          Total Indirect Costs                               247,619
                                                           ----------

          Total                                            $1,200,000
                                                           ==========